Exhibit 99.2

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On March 20, 2024, CTO Realty Growth, Inc. (the “Company”) completed the acquisition of a lifestyle, mixed-use property in the Sanford submarket of Orlando, Florida (“Marketplace at Seminole Towne Center”) from a certain institutional owner for a purchase price of $68.7 million. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

On August 2, 2024, the Company entered into a Purchase and Sale Agreement (the “PSA”) with a certain institutional owner for the purchase of a three-property portfolio with properties located in Charlotte, North Carolina, Orlando, Florida, and Tampa, Florida (the “Three Property Portfolio”) for a purchase price of $137.5 million. The Company expects to close the purchase of the Three Property Portfolio in the third quarter of 2024. However, certain closing conditions must be met before or at the closing and are not currently satisfied. Accordingly, there can be no assurance that the Company will acquire the Three Property Portfolio. The Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange. For purposes of these unaudited pro forma consolidated financial statements, the Company has assumed funding the acquisition of the Three Property Portfolio entirely with proceeds from the Company’s revolving credit facility.

The following unaudited pro forma consolidated balance sheet as of June 30, 2024, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2024, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2023 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisitions of Marketplace at Seminole Towne Center and the Three Property Portfolio. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Property Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the acquisitions of Marketplace at Seminole Towne Center and the Three Property Portfolio (together, the “Properties”) as though such acquisitions had occurred on January 1, 2023, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2024

(In thousands, except share and per share data)

		Property Acquisition	Property Acquisition
		Transaction	Transaction
		Accounting Adjustments –	Accounting
		Marketplace at Seminole	Adjustments – Three Property
	Historical	Towne Center	Portfolio	Notes	Pro Forma
ASSETS
Real Estate:
Land, at Cost	$236,207	$—	$27,959	[A]	$264,166
Building and Improvements, at Cost	601,584	—	92,128	[A]	693,712
Other Furnishings and Equipment, at Cost	872	—	—		872
Construction in Process, at Cost	4,824	—	—		4,824
Total Real Estate, at Cost	843,487	—	120,087		963,574
Less, Accumulated Depreciation	(63,547)	—	—		(63,547)
Real Estate—Net	779,940	—	120,087		900,027
Land and Development Costs	300	—	—		300
Intangible Lease Assets—Net	95,054	—	21,065	[A]	116,119
Investment in Alpine Income Property Trust, Inc.	36,561	—	—		36,561
Mitigation Credits	355	—	—		355
Commercial Loans and Investments	50,323	—	—		50,323
Cash and Cash Equivalents	4,794	—	—		4,794
Restricted Cash	1,363	—	—		1,363
Refundable Income Taxes	85	—	—		85
Deferred Income Taxes—Net	2,147	—	—		2,147
Other Assets	38,846	—	—		38,846
Total Assets	$1,009,768	$—	$141,152		$1,150,920

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)

AS OF JUNE 30, 2024

(In thousands, except share and per share data)

		Property Acquisition	Property Acquisition
		Transaction	Transaction
		Accounting Adjustments –	Accounting
		Marketplace at Seminole	Adjustments – Three Property
	Historical	Towne Center	Portfolio	Notes	Pro Forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts Payable	$1,787	$—	$—		$1,787
Accrued and Other Liabilities	14,713	—	—		14,713
Deferred Revenue	5,371	—	—		5,371
Intangible Lease Liabilities—Net	13,421	—	6,502	[A]	19,923
Long-Term Debt	482,661	—	134,650	[B]	617,311
Total Liabilities	517,953	—	141,152		659,105
Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock – 100,000,000 shares authorized; $0.01 par value, 6.375% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 4,697,225 shares issued and outstanding at June 30, 2024	47	—	—		47
Common Stock – 500,000,000 shares authorized; $0.01 par value, 23,115,110 shares issued and outstanding at June 30, 2024	231	—	—		231
Additional Paid-In Capital	207,882	—	—		207,882
Retained Earnings	268,269	—	—		268,269
Accumulated Other Comprehensive Income	15,386	—	—		15,386
Total Stockholders’ Equity	491,815	—	—		491,815
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,009,768	$—	$141,152		$1,150,920

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting Adjustments –		Accounting
		Marketplace at Seminole		Adjustments – Three Property
	Historical	Towne Center	Notes	Portfolio	Notes	Pro Forma
Revenues
Income Properties	$50,501	$1,968	[A][B]	$8,194	[A][B]	$60,663
Management Fee Income	2,236	—		—		2,236
Interest Income From Commercial Loans and Investments	2,792	—		—		2,792
Real Estate Operations	1,443	—		—		1,443
Total Revenues	56,972	1,968		8,194		67,134
Direct Cost of Revenues
Income Properties	(14,833)	(533)	[A]	(2,264)	[A]	(17,630)
Real Estate Operations	(1,078)	—		—		(1,078)
Total Direct Cost of Revenues	(15,911)	(533)		(2,264)		(18,708)
General and Administrative Expenses	(7,675)	—		—		(7,675)
Provision for Impairment	(115)	—		—		(115)
Depreciation and Amortization	(22,480)	(834)	[B]	(4,587)	[B]	(27,901)
Total Operating Expenses	(46,181)	(1,367)		(6,851)		(54,399)
Gain on Disposition of Assets	9,163	—		—		9,163
Other Gain	9,163	—		—		9,163
Total Operating Income	19,954	601		1,343		21,898
Investment and Other Income (Loss)	(1,830)	—		—		(1,830)
Interest Expense	(11,133)	(347)	[C]	(4,672)	[C]	(16,152)
Income (Loss) Before Income Tax Benefit	6,991	254		(3,329)		3,916
Income Tax Benefit	34	—		—		34
Net Income (Loss) Attributable to the Company	7,025	254		(3,329)		3,950
Distributions to Preferred Stockholders	(3,058)	—		—		(3,058)
Net Income (Loss) Attributable to Common Stockholders	$3,967	$254		$(3,329)		$892

Per Share Information:
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$0.17	$0.01		$(0.15)		$0.04

Weighted Average Number of Common Shares
Basic	22,669,246	22,669,246		22,669,246		22,669,246
Diluted	22,674,796	22,674,796		22,674,796		22,674,796

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting Adjustments –		Accounting
		Marketplace at Seminole		Adjustments – Three Property
	Historical	Towne Center	Notes	Portfolio	Notes	Pro Forma
Revenues
Income Properties	$96,663	$9,090	[A][B]	$16,996	[A][B]	$122,749
Management Fee Income	4,388	—		—		4,388
Interest Income From Commercial Loans and Investments	4,084	—		—		4,084
Real Estate Operations	3,984	—		—		3,984
Total Revenues	109,119	9,090		16,996		135,205
Direct Cost of Revenues
Income Properties	(28,455)	(2,462)	[A]	(4,475)	[A]	(35,392)
Real Estate Operations	(1,723)	—		—		(1,723)
Total Direct Cost of Revenues	(30,178)	(2,462)		(4,475)		(37,115)
General and Administrative Expenses	(14,249)	—		—		(14,249)
Provision for Impairment	(1,556)	—		—		(1,556)
Depreciation and Amortization	(44,173)	(3,855)	[B]	(9,174)	[B]	(57,202)
Total Operating Expenses	(90,156)	(6,317)		(13,649)		(110,122)
Gain on Disposition of Assets	7,543	—		—		7,543
Other Gain	7,543	—		—		7,543
Total Operating Income	26,506	2,773		3,347		32,626
Investment and Other Income	1,987	—		—		1,987
Interest Expense	(22,359)	(1,600)	[C]	(9,345)	[C]	(33,304)
Income (Loss) Before Income Tax Benefit	6,134	1,173		(5,998)		1,309
Income Tax Expense	(604)	—		—		(604)
Net Income (Loss) Attributable to the Company	5,530	1,173		(5,998)		177
Distributions to Preferred Stockholders	(4,772)	—		—		(4,772)
Net Income (Loss) Attributable to Common Stockholders	$758	$1,173		$(5,998)		$(4,067)

Per Share Information:
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$0.03	$0.05		$(0.27)		$(0.18)

Weighted Average Number of Common Shares
Basic and Diluted	22,529,703	22,529,703		22,529,703		22,529,703

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of June 30, 2024, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2024, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2023 present the effects of the acquisitions of Marketplace at Seminole Towne Center and the Three Property Portfolio (each as defined below) as though they had occurred on January 1, 2023, the beginning of the earliest applicable reporting period.

On March 20, 2024, CTO Realty Growth, Inc. (the “Company”) completed the acquisition of a lifestyle, mixed-use property in the Sanford submarket of Orlando, Florida (“Marketplace at Seminole Towne Center”) from a certain institutional owner for a purchase price of $68.7 million. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

On August 2, 2024, the Company entered into a Purchase and Sale Agreement (the “PSA”) with a certain institutional owner for the purchase of a three-property portfolio with properties located in Charlotte, North Carolina, Orlando, Florida, and Tampa, Florida (the “Three Property Portfolio” and, together with the Marketplace at Seminole Towne Center, the “Properties”) for a purchase price of $137.5 million. The Company expects to close the purchase of the Three Property Portfolio in the third quarter of 2024. However, certain closing conditions must be met before or at the closing and are not currently satisfied. Accordingly, there can be no assurance that the Company will acquire the Three Property Portfolio. The Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Three Property Portfolio entirely with proceeds from the Company’s revolving credit facility.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of June 30, 2024

As the Marketplace at Seminole Towne Center was acquired on March 20, 2024, this asset is already reflected in the Company’s historical balance sheet as of June 30, 2024. Accordingly, no property acquisition transaction adjustments are required with respect to the Marketplace at Seminole Towne Center.

[A] Represents the fair value of the real estate expected to be acquired subsequent to June 30, 2024 which are allocated to the to-be acquired tangible assets, consisting of land and building and improvements, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of the estimated purchase price for the Three Property Portfolio for GAAP purposes (in thousands):

Allocation of Purchase Price:	Three Property Portfolio
Land, at Cost	$27,959
Building and Improvements, at Cost	92,128
Intangible Lease Assets	21,065
Intangible Lease Liabilities	(6,502)
Total Acquisition Cost - Purchase Price Plus Acquisition Costs	$134,650

[B] Represents the sources of funds related to the Three Property Portfolio acquisition, which is expected to close in the third quarter of 2024. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Three Property Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2024

As the Marketplace at Seminole Towne Center property was acquired on March 20, 2024, the historical statement of operations for the six months ended June 30, 2024 already included certain revenues, direct costs of revenues, depreciation and amortization, and interest expense related to this property. Accordingly, the acquisition transaction adjustments in Items [A], [B], and [C] below only adjusted for the period from January 1, 2024 to March 19, 2024.

[A] Represents adjustments to income property revenues totaling $10.2 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $2.8 million in the aggregate for the six months ended June 30, 2024. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at Marketplace at Seminole Towne Center and the Three Property Portfolio as of the acquisition dates as though they had occurred on January 1, 2023, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Costs of Revenues of the Three Property Portfolio filed herewith on August 8, 2024 as Exhibit 99.1 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to Marketplace at Seminole Towne Center and the Three Property Portfolio which totaled $0.8 million and $4.6 million, respectively, for the six months ended June 30, 2024 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.7 million, in the aggregate, for the six months ended June 30, 2024 and is included in the $10.2 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $5.0 million related to the draws on the Company’s revolving credit facility totaling $157.8 million in the aggregate, including (i) $23.1 million in connection with the acquisition of Marketplace at Seminole Towne Center, which adjustment was already reflected in the Company’s historical balance sheet as of June 30, 2024, and (ii) an anticipated draw of $134.7 million in connection with the expected acquisition of the Three Property Portfolio. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Three Property Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2023

[A] Represents adjustments to income property revenues totaling $26.1 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $6.9 million in the aggregate for the year ended December 31, 2023. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at Marketplace at Seminole Towne Center and the Three Property Portfolio as of the acquisition dates as though they had occurred on January 1, 2023, as compared to the straight-line rental income that had been recorded in the Historical Summary of Revenues and Direct Costs of Revenues of the Three Property Portfolio filed herewith on August 8, 2024 as Exhibit 99.1 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to Marketplace at Seminole Towne Center and the Three Property Portfolio which totaled $3.8 million and $9.2 million, respectively, for the year ended December 31, 2023, based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $1.9 million, in the aggregate, for the year ended December 31, 2023 and is included in the $26.1 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $10.9 million related to the draws on the Company’s revolving credit facility totaling $157.8 million in the aggregate, including (i) $23.1 million in connection with the acquisition of Marketplace at Seminole Towne Center, which adjustment was already reflected in the Company’s historical balance sheet as of June 30, 2024, and (ii) an anticipated draw of $134.7 million in connection with the expected acquisition of the Three Property Portfolio. For purposes of these Unaudited Pro Forma Financials, the Company has assumed funding the acquisition of the Three Property Portfolio entirely with proceeds from the Company’s revolving credit facility; however, the Company may fund the acquisition of the Three Property Portfolio using (a) available cash, (b) proceeds from the Company’s revolving credit facility and/or other borrowings, (c) proceeds from offerings of the Company’s securities, and/or (d) proceeds from future dispositions of income properties by the Company through structuring the acquisition as a reverse like-kind exchange.